UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 4, 2004

                             ACCUPOLL HOLDING CORP.
                             ----------------------
             (Exact name of registrant as specified in its charter)

          Nevada                      000-32849                  11-2751630
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

           15101 RED HILL AVENUE, SUITE 220, TUSTIN, CALIFORNIA 92780
           -----------------------------------------------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (949) 200-4000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 4, 2004, AccuPoll Holding Corp. completed a private placement transaction with 11 accredited investors, pursuant to which AccuPoll sold an aggregate of 6,050,000 shares of common stock, 3,025,000 Series A Warrants, 3,025,000 Series B Warrants and 3,025,000 Series C Warrants. AccuPoll received gross proceeds totaling $605,000. For each two shares of common stock, AccuPoll issued investors one A Warrant, one B Warrant and one C Warrant. Each two shares and three warrants were sold at a price of $0.20. The private placement was deemed exempt from registration requirements under Rule 506 of Regulation D under the Securities Act of 1933.

         J.P. Turner & Company, LLC acted as placement agent for the transaction. AccuPoll agreed to pay J.P. Turner & Company a cash fee of 10% of the aggregate purchase price. AccuPoll will also pay J.P. Turner & Company 8% of the cash proceeds received from the exercise of warrants issued in connection with the placement. In addition, AccuPoll issued J.P. Turner & Company warrants to purchase 756,250 shares of common stock, exercisable for five years at an exercise price of $0.18 per share. Further, J.P. Turner & Company will receive:
(a) one Placement Agent's A Warrant, exercisable at $0.216 per share, for each eight A Warrants exercised by an investor on a cash basis; (b) one Placement Agent's B Warrant, exercisable at $0.36 per share, for each eight B Warrants exercised by an investor on a cash basis; and (c) one Placement Agent's C Warrant, exercisable at $1.20 per share, for each eight C Warrants exercised by an investor on a cash basis. All Placement Agent's Warrants are exercisable for five years after the respective issue dates, are not subject to call and may be exercised on a cashless basis.

         AccuPoll agreed to file with the Securities and Exchange Commission not later than 30 days after the closing date, and cause to be effective within 120 days after the closing date, a registration statement in order to register the shares of common stock issued to the investors and the shares underlying the warrants, including warrant shares issuable upon exercise of warrants issued to the placement agent (the "Registration Statement"). In addition, on one occasion, for a period commencing 91 days after the closing date, but not later than two years after the closing date, upon written request of the holders of more than 50% of the shares and warrant shares actually issued upon exercise of warrants, AccuPoll is required to prepare and file a Registration Statement. The A Warrants expire 150 days from the date the Registration Statement is declared effective by the Securities and Exchange Commission and are exercisable at $0.12 per share. The B Warrants expire four years after the date the Registration Statement is declared effective by the Securities and Exchange Commission and are exercisable at $0.15 per share. The C Warrants expire three years after the date the Registration Statement is declared effective by the Securities and Exchange Commission and are exercisable at $0.50 per share.

         AccuPoll may call the warrants beginning 30 trading days after the effective date of the Registration Statement and ending 30 trading days before the expiration of the warrants. A call notice may be given by AccuPoll for the A Warrants only within five trading days after the common stock has had a closing price as reported for the principal market of $0.24 or higher for 15 consecutive trading days. A call notice may be given by AccuPoll for the B Warrants only within five trading days after the common stock has had a closing price as reported for the principal market of $0.30 or higher for 15 consecutive trading days. A call notice may be given by AccuPoll for the C Warrants only within five trading days after the common stock has had a closing price as reported for the principal market of $1.00 or higher for 15 consecutive trading days.

         Beginning November 4, 2004 and until the Registration Statement has been effective for 150 days, the investors must be given at least ten business days prior written notice of any proposed sale by AccuPoll of its common stock or other securities or debt obligations except in connection with (a) employee stock options or compensation plans, (b) documented legal fees, or (c) AccuPoll's already issued and outstanding shares of common stock as of the closing date ("Excepted Issuances").

         Other than the Excepted Issuances, if at any time until the Registration Statement has been effective for 150 days, if AccuPoll offers, issues or agrees to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding at any time prior to the closing date) to any person or entity at a price per share or conversion or exercise price per share which shall be less than $0.10, without the consent of each investor, then AccuPoll is required to issue, for each such occasion, additional shares of common stock to each investor so that the average per share purchase price of the shares of common stock

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issued to the investor (of only the common stock or warrant shares still owned by the investor) is equal to such other lower price per share. For purposes of this issuance and adjustment, the issuance of any security of AccuPoll carrying the right to convert such security into shares of common stock or of any warrant, right or option to purchase common stock will result in the issuance of the additional shares of common stock upon the issuance of such convertible security, warrant, right or option and again upon any subsequent issuances of shares of common stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than $0.10.

         The exercise price of the warrants is subject to adjustment in the event AccuPoll effects a reorganization, consolidation or merger, or transfers all or substantially all of its properties or assets. Also, until the expiration date of the warrants, if AccuPoll issues any common stock except for Excepted Issuances, prior to the complete exercise of the warrants for a consideration less than the purchase price that would be in effect at the time of such issue, then the exercise price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security or debt instrument of AccuPoll carrying the right to convert such security or debt instrument into common stock or of any warrant, right or option to purchase common stock shall result in an adjustment to the exercise price upon the issuance of the above-described security, debt instrument, warrant, right, or option.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

                  See Item 1.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

             Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

             Not applicable.

         (c) EXHIBITS.

EXHIBIT NUMBER                        DESCRIPTION
--------------        -----------------------------------------------
4.1                   Subscription Agreement, dated November 4, 2004.
4.2                   Form of Common Stock Purchase Warrant A.
4.3                   Form of Common Stock Purchase Warrant B.
4.4                   Form of Common Stock Purchase Warrant C.
4.5                   Form of Placement Agent Warrant.
4.6                   Form of Funds Escrow Agreement.

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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Accupoll Holding Corp.


Date: November 10, 2004                     /s/ Dennis Vadura
                                           ------------------------------------
                                           Dennis Vadura
                                           Chief Executive Officer


                                            ACCUPOLL HOLDINGS, CORP.
                                            a Nevada corporation